Subsequent Events (Details Textual) (USD $)	9 Months Ended	2 Months Ended
	Sep. 30, 2012	Dec. 31, 2011 Subsequent Event [Member]
Stockholders' Equity Note, Stock Split	Company effected a forward stock split on the basis of 11.25:1, whereby each shareholder would hold 11.25 common shares for every one share previously held
Stockholders' Equity Note, Stock Split, Conversion Ratio	11.25	11.25
Stock Issued During Period, Shares, Purchase of Assets		60,000
Payments for Purchase of Other Assets		$ 250,000
Convertible Debt		$ 250,000
Royalty Payment Terms		a 10% royalty interest in our realized net revenues for a period of 10 years from the time we commence commercial operations, which is defined as the date upon which we process an average of 50 barrels of feed stock per day over a period of 30 consecutive days utilizing the technology acquired.
Shares Aquired To Obtain Controlling Interest		60,000